UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023 (December 15, 2023)

SENSASURE TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41209	87-2406468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 S. Fort Apache Rd. Suite 300 Las Vegas, NV	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (347) 325-4677

N/A

(Former name or former address, if changed since last report)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	SSTC	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2023, the sole member of the Board of Directors (the “Board”) of SensaSure Technologies Inc. (the “Company”) appointed James Hiza to serve as a director of the Board, effective immediately, to hold office until the next annual meeting of shareholders of the Company at which directors are being elected or as set forth in the Company’s bylaws. Simultaneously, the Board appointed Mr. Hiza as the Chief Executive Officer of the Company, effective immediately, to serve until the meeting of the Board in which his successor is duly elected and qualified.

Mr. Hiza, age 54, began his career as a certified public accountant and went on to spend 15 years managing investment portfolios for small businesses and individuals. He was most recently the Vice President of Asset Management at Verde Bio Holdings, Inc. (“Verde”), where he was responsible for oil and gas royalty acquisitions and portfolio evaluation and monitoring. Prior to joining Verde, Mr. Hiza served as a Managing Partner for Lighthouse Energy Partners for 13 years and a Managing Partner for Compass Strategies for 5 years, where he focused his practice in advanced tax planning for small business owners and their advisors.

There are no other arrangements or understandings between Mr. Hiza and any other persons pursuant to which he was appointed as a member of the Board. There are also no family relationships between any of the Company’s directors or officers and Mr. Hiza. There are no related party transactions involving Mr. Hiza that are reportable under Item 404(a) of Regulation S-K.

Further, on December 15, 2023, Clarence Chan resigned as the Chief Executive Officer, Chief Financial Officer, and Director of the Company, effective immediately. Mr. Chan’s resignation was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2023

SENSASURE TECHNOLOGIES INC.

By:	/s/ James Hiza
Name:	James Hiza
Title:	Chief Executive Officer and Director

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